Investor Presentation December 2020

1 Leading Global Brands consistently able to grow faster than the market Cantel is focused on providing solutions for complex reprocessing workflows to prevent healthcare related infections The Leader in Infection Prevention, delivering our Complete Circle of Protection (“CCOP”) solutions in Global Endoscopy and Dental Markets COVID-19 reinforces the value proposition of Infection Protection and Control, and we expect to exit the pandemic stronger than we entered

Leveraging Our Fundamental Capabilities Across Channels to Create The Premier Global Infection Prevention and Control Franchise 2 2 Chemistry Sterility Assurance Workflow Efficiency and Compliance PPE Low Cost Manufacturing IP&C Education and Training Track & Trace Only company offering comprehensive solutions in our markets providing durable competitive advantage Medical Dental Life Sciences

Cantel Quick Stats 3 1. Pro Forma including the October, 2019 acquisition of Hu-Friedy. 2. Estimated cash generation as a percent of net income post integration of Hu-Friedy. Healthy long-term organic growth outlook of 7%+ Unique portfolio and operational foundation Medical 8%+ Organic Growth Dental 5-7% Organic Growth 75-80% Recurring Revenue1 Approx. 1/3 Revenue OUS1 ~120% Operating Cash Flow % of Net Income2 Life Sciences ~Flat Growth

$0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 $1,100 $1,200 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 $ i n m il li o n s 2,3 Financial Performance — Track Record of Success 4 10 Yr. CAGR ~14% ~14% Net Reported Sales Adjusted EBITDAS Organic Growth 4% 12% 6% 11% 9% 11% 8% 4% 4% (6%) 13% Selected M&A Byrne MedicalRenal HemoWater 7% 10 Yr. Avg. Organic Growth FY21E-FY25E Organic Outlook ~7% ~10% Fiscal Year Ending July 31

Company Highlights 5 A leading pure-play in the growing $50B global infection prevention & control market with existing businesses in addressable markets of ~$8.5B 1 Uniquely positioned to leverage major trends in the market with a differentiated offering for infection prevention & control challenges faced by customers across high-risk environments 2 Medical business expected to resume strong, sustained HSD+ organic growth driven by focused commercial initiatives including increased penetration of ASCs and EMEA as well as new product launches 4 Combination of Hu-Friedy and Crosstex creates differentiated platform to capture the significant growth opportunity in Dental with the only comprehensive infection prevention portfolio built off of strong brand equity 5 Long track record of strong financial performance with significant recent momentum outpacing recovery in procedures 6 Highly experienced management team with a proven track record and the global infrastructure in place to accelerate performance 7 3 Large AER installed base in Medical to deliver 75%+ recurring revenue portfolio

COVID-19 resulting in higher IP&C spend per visit across our end-markets COVID-19 accelerating the transition to Ambulatory Surgery Centers (ASC) for elective procedures Uniquely Positioned to Leverage Major Trends in the Market 6 Health systems and providers seeking comprehensive solutions to address heightened IP&C needs US Societies recommending colonoscopies starting at age 45 vs. previous guidance of age 50, which would add 21 million individuals to the target testing population(1) Dental Support Organizations (DSO) growth driving demand for broad solutions and support Dental demand for efficiency and protection driving adoption of instrument management solutions Infection Prevention & Control is mission critical for our customers REVOX In-Line sterilization opportunity representing global market of $1bn+ annually by life science manufacturers for “in-house” sterilization solutions 1. Based on American Cancer Society 2018, US Preventative Services Task Force 2020 guidance documents and management estimates.

Cantel 2.0 – **Accelerating What's Next**

1. Expand penetration of procedural products into ASCs
2. Drive greater adoption of complete circle of infection protection
3. Expand penetration of procedural products (PRP) into Europe
4. Accelerate PRP new product pipeline
5. Fast track integration and go-to-market of HuFriedyGroup
6. Deliver consistent performance in Life Sciences
7. Drive significant operating improvements and business simplification

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CANTEL

Well Diversified Portfolio of IP&C Businesses 8 Consolidated LTM Adj. Operating Profit: $196M1,2,3Consolidated LTM Revenue: $1.06B1 1 (LTM) Last Twelve months ended October 31st, 2020. 2 Before allocation of corporate expenses of ~$39.9M. 3 See appendix for GAAP to Non-GAAP reconciliation.

Medical Segment Overview

Cantel's Strategic Positioning

- GI Endoscopy reprocessing workflow leader in North America and Europe with large installed base and leading market share
- Comprehensive Product Portfolio of capital, chemistry, consumables, and service offering complete solutions for infection prevention and reprocessing workflows
- Customer Centric Solutions Oriented provider uniquely addressing complete workflow and IP&C needs of endoscopy facilities
- Drive leadership and customer loyalty via infection prevention education, workflow assessments and consultation to drive system wide protocol adoption
- Targeting underpenetrated ASCs for full portfolio where endoscopy procedures are growing most rapidly
- Leveraging AER installed base to drive complete circle of protection

Product Portfolio

Capital / Service

- Broad array of AERs
- Only provider of pass-thru AERs in US
- Leading drying cabinet platform
- Global service network



Chemistry

- Comprehensive portfolio of premium branded detergents, HLD disinfectants & sterilants
- HLD linked to AER cycles
- Self-manufactured products drive high margin revenue stream



Consumables

- Single use valves, procedural products & custom kits offer broad workflow solutions
- Reduce risk of infection, cross contamination & room turnover time



Leading Global AER Share Drives Full Portfolio

~9,500
US AER Installations

~13,000
Global AER Installations

80%
Recurring Revenue Model

8%+
Organic Growth Outlook

1. LTM ending 10/31/2020.

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Our Complete Circle of Protection Provides Proven Solutions to Deliver Protection at Every Step in the Endoscope Reprocessing Cycle 10 ENDOSCOPY SOLUTIONS WORKFLOW V A L U E A D D E D S E R V IC E S 1 2 3 4 567

Endoscopy Market Dynamics

Endoscopy Market Opportunity

Over 100M endoscopy procedures in our direct markets growing at low-single digits[1]

- Colorectal, stomach, and liver cancers continue to be among the top 5 causes of cancer related death
- US society recommendations to begin CRC screening at age 45 will drive increase in screening procedure volumes[3]
- Enhanced focus on reprocessing, cleaning, documentation, and single-use procedural products to mitigate cross-contamination
- Drive for broad solutions to deliver best in class infection prevention with efficiency of practice

Endoscope Infection Prevention Segment Composition[2]

~$4.6B TAM
4-5% Growth



Information Systems
13%
Service
4%
Equipment
21%
Chemistry
9%
53%
Consumables

1. Market Report for GI Endoscopy. iData Research. 2018.
2. Internal Cantel estimates.
3. Based on American Cancer Society 2018, US Preventative Services Task Force 2020 guidance documents

CANTEL

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Key Growth Drivers – Medical

Increase adoption in new channels and segments	• ASC US Commercial Strategy – ASC's represent 35% of GI endoscopy procedures growing ~10% per year – Low penetration of advanced IP&C workflow solutions
Drive deeper penetration into key customer accounts	• CCOP Focus in Large Health Systems – Consultative infection prevention assessment focus on large systems utilizing clinical infection prevention specialists • Drive systemwide adoption of Cantel solutions and IP&C protocol compliance
Margin expansion via product mix and full portfolio selling	• Commercial excellence sales training in EMEA to drive full portfolio • Legacy Capital oriented sales organization refocused on full solution selling • UK Experience showed >1,500bps operating margin improvement over two years via commercial excellence program rollout
Accelerate product sales via new product introductions	• ScopeBuddy Plus Flushing Aid • Defendo Cleaning Adapter Valve

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Dental Segment Overview

Cantel's Strategic Positioning

- Global leading dental brands of Hu-Friedy & Crosstex with enduring customer relationships based on a foundation of quality, innovation, protection, and safety
- Comprehensive offering of instruments, consumables, chemistries and instrument management systems focused on performance, protection, and productivity
- Unique and Differentiated Focus on Dental Workflow and Protection via instrument management system and comprehensive reprocessing offering
- Key relationships with dental and hygiene schools and comprehensive education and training programs create strong end user relationships with dentists and hygienists
- Strong relationships with end customers and DSOs
- Continued innovation and consistent new product introductions
- Virtually 100% recurring revenue model
- Leading compliance, education and monitoring technologies such as ConFirm and GreenLight, which provide portals for managing comprehensive infection prevention programs, drive leadership and partnership with DSOs and practitioners

Product Portfolio

Instruments / Inst. Management

- Hand instruments & instrument workflow solutions for the storage & sterilization of dental instruments



Waterline & Chemistries

- Cleaning solutions, high level & surface disinfectants, wipes & waterline treatment



Sterilization Consumables

- Instrument reprocessing & sterility assurance products including biological indicators



Single-Use & PPE

- Products & consumables such as face masks, face shields, towels, bibs, evacuators, tray liners



Dental By the Numbers

85% Branded Products Overall	**95%+** Schools Teaching on our Products
~60% Share in Branded Instrument Segment	**5%-7%** Organic Growth Outlook

CANTEL

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1 Our Complete Circle of Prevention Provides Solutions Tied to Managing the Instrument Lifecycle DENTAL SOLUTIONS WORKFLOW 4 1 2 3 4 567

Dental Market Dynamics

Dental Market Opportunity

- Approx. 200,000 dental professionals in the US in 2019
- 213 million annual US dental visits growing at 2-3%
- COVID-19 has heightened awareness of need for best in class IP&C protocols driving compliance and rapid adoption of IP&C solutions
- Aerosol formation in dental procedures driving PPE adoption, manual scaling and heightened focus on surface and air disinfection
- US: Instrument reprocessing is expected to grow at 6%, Dental Instruments expected growth is at 2-3%
- Dental Support Organizations (DSOs) estimated to have ~20% share of dental practices today and will continue to expand driving demand for comprehensive value add solutions

Dental Market Growth

Market Size

~$2.1B TAM



US Instrumentation
13%
US Cassettes & Reprocessing Consumables
16%
US PPE & Single USE
18%
US Chemistry, Preventatives & Waterline
16%
US Sm. Equip. & Steril. Accessories
10%
OUS Instruments & IPC
27%

Growth

'20-'25 CAGR
2.4%
4.8%
2.5%
4.0%
5.6%
1.1%
Total 3.0%

Source: MarketsandMarkets, L.E.K. research, management estimates

CANTEL

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Key Growth Drivers – Dental

Market growth driven by increased IP&C education	Enhanced Focus on Education & Training	• Greenlight 2.0 – Waterline Monitoring • COVID-19/Back to Practice Protocols/Webinars • IMS Expanded Portfolio Drives Efficiency
Grow Share of Wallet	Drive Adoption of Expanded Portfolio	• PPE Bundles • Back to Practice Bundles • DSO New Practice Package
Expanded product sales from new products	New Product Introductions	• Harmony Ergonomic Scaler • Rapid Read BI • Vista / DentaPure Waterline
Premium position driven by customer loyalty	Enhanced Partnerships	• In 95%+ Dental Schools with Legacy HF • DSO expanded interest in IP&C Training & Compliance

CANTEL

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Life Sciences Segment Overview

Strategic Positioning

- Leading hemodialysis water filtration technology with four decades of peracetic acid and chemistry expertise
- Only national network of Service Centers and strong partnerships with leading dialysis providers
- Ongoing project to develop “two-pass” water system
- Simplified business profile, stabilized growth and maintaining margin profile
- Well positioned in $1.0B - $1.5B end-markets growing low single digits

Product Portfolio

Centrals

- Wide array of FDA cleared Hemodialysis RO Water Systems



Portables

- RO systems facilitating high quality of care in acute & home environments



Service/Consumable

- Industry leading service network / chemistry & filter consumables



CES

- Controlled environment certification and decontamination services



BSP

- Products include cold sterilants, hollow fiber filters & dry fog systems



Installed Base

Centrals	Portables	US Dialysis Clinics
>5,500	>15,000	85%

>30,000 annual service visits

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Capital Allocation Priorities 18 Enhanced R&D and product innovation investments Organic Growth Ongoing strategic investments in commercial initiatives 1 Strong cash flow generation supports potential to significantly de-lever Debt Paydown Maintain strong and flexible balance sheet 2 Pursue continued acquisitions in the infection prevention space M&A Focus on scale and market expansion opportunities 3

Poised for Continued Growth and Margin Improvement 19 A leading pure-play in the growing $50B global infection prevention & control market with existing businesses in addressable markets of ~$8.5B 1 Uniquely positioned to leverage major trends in the market with a differentiated offering for infection prevention & control challenges faced by customers across high-risk environments 2 Leading brand position and unique product offering in dental infection prevention and instruments segment with outlook for 5%-7% organic growth 4 Rigorous operational focus driving efficiency and quality of earnings5 Strong margin performance and cash flow generation driving de-leveraging and opportunity for future capital deployment 6 3 Leadership position in core endoscopy medical reprocessing segment with organic growth outlook of 8%+

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Forward Looking Statements 21 This press release contains “forward-looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995 and other securities laws. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are based on current expectations, estimates, or forecasts about our businesses, the industries in which we operate, and the current beliefs and assumptions of management; they do not relate strictly to historical or current facts. Without limiting the foregoing, words or phrases such as “expect,” “anticipate,” “look to”, “poised”, “goal,” “project,” “intend,” “plan,” “believe,” “seek,” “may,” “could,” “aspire” and variations of such words and similar expressions generally identify forward-looking statements. In addition, any statements that refer to predictions or projections of our future financial performance, anticipated growth, strategic objectives, performance drivers and trends in our businesses, the impacts and recovery from the COVID pandemic, and other characterizations of future events or circumstances are forward-looking statements. Readers are cautioned that these forward-looking statements are only predictions about future events, activities or developments and are subject to numerous risks, uncertainties, and assumptions that are difficult to predict, including the impacts of the COVID-19 pandemic on our operations and financial results, general economic conditions, technological and market changes in the medical device industry, our ability to execute on our strategy, risks associated with operating our international business, including limited operating experience and market recognition in new international markets, changes in United States healthcare policy at both the state and federal level, product liability claims resulting from the use of products we sell and distribute, and risks related to our intellectual property and proprietary rights needed to maintain our competitive position. We caution that undue reliance should not be placed on such forward-looking statements, which speak only as of the date made. For a further list and description of these and other important risks and uncertainties that may affect our future operations, see our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, as further updated by our Quarterly Reports on Form 10-Q we have filed or we will file hereafter. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. This presentation contains non-GAAP financial measures. For the calculations of these measures, reconciliations to the most comparable GAAP measures, and additional information, please see "GAAP to non-GAAP Disclosure" beginning on slide 22.

GAAP to Non-GAAP EPS Disclosure 22 Non-GAAP financial measures contained herein supplement information previously reported in filings on Form 10-Q and Form 10-K as well as in presentations by Company management to investors, analysts and others. The information below will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended. Non-GAAP Financial Measures In evaluating our operating performance, we supplement the reporting of our financial information determined under generally accepted accounting principles in the United States (“GAAP”) with certain non-GAAP financial measures including (i) non-GAAP net income, (ii) non-GAAP earnings per diluted share (“EPS”), (iii) earnings before interest, taxes, depreciation, amortization, loss on disposal of fixed assets, and stock-based compensation expense (“EBITDAS”), (iv) adjusted EBITDAS, (v) net debt and (vi) organic sales. These non-GAAP financial measures are indicators of our performance that are not required by, or presented in accordance with, GAAP. They are presented with the intent of providing greater transparency to financial information used by us in our financial analysis and operational decision-making. We believe that these non-GAAP measures provide meaningful information to assist investors, stockholders and other readers of our consolidated financial statements in making comparisons to our historical operating results and analyzing the underlying performance of our results of operations. These non-GAAP financial measures are not intended to be, and should not be, considered separately from, or as an alternative to, the most directly comparable GAAP financial measures. (a) Organic Sales We define organic sales as net sales less (i) the impact of foreign currency translation, (ii) net sales related to acquired businesses during the first twelve months of ownership and (iii) dispositions during the periods being compared. We believe that reporting organic sales provides useful information to investors by helping identify underlying growth trends in our business and facilitating easier comparisons of our revenue performance with prior periods. We exclude the effect of foreign currency translation from organic sales because foreign currency translation is not under management’s control, is subject to volatility and can obscure underlying business trends. We exclude the effect of acquisitions and dispositions because the nature, size, and number of acquisitions and dispositions can vary dramatically from period to period and can obscure underlying business trends and make comparisons of financial performance difficult. (b) Non-GAAP Gross Profit Rate We define non-GAAP gross profit rate, adjusted to exclude acquisition-related and restructuring-related and business optimization items as management deems these items to be irregular or non-operating in nature.

GAAP to Non-GAAP EPS Disclosure (continued) 23 (c) Non-GAAP Income from Operations, Non-GAAP Net Income and Non-GAAP Diluted EPS We define non-GAAP income from operations, as income from operations adjusted to exclude (i) amortization of purchased intangible assets, (ii) acquisition-related items, (iii) restructuring-related and business optimization items and (iv) other significant items management deems irregular or non-operating in nature. We define non-GAAP net income and non-GAAP diluted EPS as net income and diluted EPS, respectively, adjusted to exclude (i) amortization of purchased intangible assets, (ii) acquisition-related items, (iii) restructuring-related and business optimization items, (iv) certain significant and discrete tax matters and (v) other significant items management deems irregular or non-operating in nature. Amortization expense of purchased intangible assets: Amortization expense of purchased intangible assets is a non-cash expense related to intangibles that were primarily the result of business acquisitions. Our history of acquiring businesses has resulted in significant increases in amortization of intangible assets that reduce our net income. The removal of amortization from our overall operating performance helps in assessing our cash generated from operations including our return on invested capital, which we believe is an important analysis for measuring our ability to generate cash and invest in our continued growth. Acquisition-related Items Acquisition-related items consist of (i) fair value adjustments to contingent consideration and other contingent liabilities resulting from acquisitions, (ii) due diligence, integration, legal fees and other transaction costs associated with our acquisition program and (iii) acquisition accounting charges for the amortization of the initial fair value adjustments of acquired inventory and deferred revenue. The adjustments of contingent consideration and other contingent liabilities are periodic adjustments to record such amounts at fair value at each balance sheet date. Given the subjective nature of the assumptions used in the determination of fair value calculations, fair value adjustments may potentially cause significant earnings volatility that are not representative of our operating results. Similarly, due diligence, integration, legal and other acquisition costs associated with our acquisition program, including accounting charges relating to recording acquired inventory and deferred revenue at fair market value, can be significant and also adversely impact our effective tax rate as certain costs are often not tax-deductible. Since these acquisition-related items are irregular and often mask underlying operating performance, we exclude these amounts for purposes of calculating these non-GAAP financial measures to facilitate an evaluation of our current operating performance and a comparison to past operating performance.

GAAP to Non-GAAP EPS Disclosure (continued) 24 Excess tax benefits (expenses) Excess tax benefits and expenses resulting from stock compensation are recorded as an adjustment to income tax expense. The magnitude of the impact of excess tax benefits generated in the future, which may be favorable or unfavorable, are dependent upon our future grants of equity awards, our future share price on the date awards vest in relation to the fair value of awards on grant date and the exercise behavior of our stock award holders. Since these tax effects are largely unrelated to our results and unrepresentative of our normal effective tax rate, we excluded their impact on net income and diluted EPS to arrive at our non-GAAP financial measures. Convertible debt We are required under GAAP to separately account for the liability (debt) and equity (conversion option) components of our convertible debt issued in May 2020. Accordingly, we are required to recognize non-cash interest expense that is associated with the debt discount component recorded in equity. Since the amortization of the debt discount is a non- cash expense, we excluded its impact on net income and diluted EPS to arrive at our non-GAAP financial measures as we believe that the exclusion of the non-cash interest expense provides investors an enhanced view of our operational performance related to cash flow and liquidity. Other Adjustments During fiscal 2020, we recorded a discrete tax benefit related to a provision under the federal CARES Act, which allowed us to carryback taxable losses up to five years. As we believe that this item was not representative of our normal effective tax rate, we excluded its impact on net income and diluted EPS for fiscal 2020 to arrive at our non-GAAP financial measures. During fiscal 2020, we completed the disposition of a dental product line, which resulted in a pre-tax loss of $127 through general and administrative expenses. Since we believe that this loss was not representative of our ordinary course past or future expenses, we made an adjustment to our net income and diluted EPS for fiscal 2020 to exclude this loss to arrive at our non-GAAP financial measures.

GAAP to Non-GAAP EPS Disclosure (continued) 25 Other Adjustments During fiscal 2019, we recorded specific discrete tax items associated with our international operations that were unrelated to fiscal 2019. As we believe that these items were not representative of our normal effective tax rate, we excluded their impact on net income and diluted EPS for fiscal 2019 to arrive at our non-GAAP financial measures. During fiscal 2019, we completed the disposition of our high purity water business in Canada, which resulted in a pre-tax gain of $1,305 through other income. As we believe that this gain was not representative of past or future operations, we made an adjustment to our net income and diluted EPS for fiscal 2019 to exclude this gain to arrive at our non- GAAP financial measures. During fiscal 2019, we recorded an adjustment to a minor litigation matter in our consolidated financial statements. Since we believe that these costs were irregular and mask our underlying operating performance, we made an adjustment to our net income and diluted EPS for fiscal 2019 to exclude such costs to arrive at our non-GAAP financial measures.

Historical P&L 26 ($ in millions, except per share data) Fiscal Year Ending 7/31/2020 FY10 FY11 FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 Net Sales $273.9 $321.7 $386.5 $425.0 $488.7 $565.0 $665.0 $770.2 $871.9 $918.2 $1,016.0 Gross Profit Gross Margin $110.9 38.3% $122.8 38.2% $164.2 42.5% $183.5 43.2% $213.3 43.6% $253.5 44.9% $309.2 46.5% $367.2 47.7% $413.9 47.5% $427.5 46.6% $435.9 42.9% Adjusted EBITDAS1, 2 % of sales $42.1 15.4% $48.5 15.1% $71.9 18.6% $83.7 17.3% $97.5 20.0% $113.8 20.1% $137.9 20.8% $161.5 21.0% $178.3 20.5% $174.8 19.0% $176.7 17.4% Op. Profit $32.7 $31.3 $52.1 $63.2 $70.9 $80.8 $97.3 $110.4 $121.7 $83.6 $48.3 Net Income $19.9 $20.4 $31.3 $39.2 $43.3 $48.0 $60.0 $71.4 $91.0 $55.1 $13.7 Diluted GAAP EPS3 $0.52 $0.52 $0.77 $0.95 $1.04 $1.15 $1.44 $1.71 $2.18 $1.32 $0.32 Non-GAAP Diluted EPS2,3 $0.60 $0.62 $0.92 $1.10 $1.24 $1.44 $1.75 $2.08 $2.51 $2.37 $1.65 1. Earnings before Interest, Taxes, Depreciation, Amortization, Stock compensation expense, (Gain)/Loss on Disposal of Fixed Asset, Acquisition-related items and Atypical items. 2. See appendix for GAAP to Non-GAAP reconciliation. 3. Retroactively applies the 3:2 stock splits effective February 2012 and July 2013.

Balance Sheet & Cash Flow 27 1. Net Debt calculated as Gross Debt minus cash on balance sheet. 2. See appendix for GAAP to Non-GAAP reconciliation. 3. Earnings before Interest, Taxes, Depreciation, Amortization, Stock compensation expense, (Gain)/Loss on Disposal of Fixed Asset, Acquisition-related items and Atypical items. 4. Retroactively reflects 3:2 stock splits effective February, 2012 and July, 2013. ($ and shares in millions) Fiscal Year 2020 Ending 7/31/2020 FY10 FY11 FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 Total Assets $280.7 $321.4 $434.8 $487.7 $536.1 $584.0 $694.5 $786.4 $963.7 $1,070.4 $2,073.9 Current Ratio 2.3:1 2.6:1 2.4:1 2.5:1 2.5:1 2.7:1 2.3:1 2.4:1 2.5:1 2.2:1 3.6:1 Equity $209.4 $234.3 $275.9 $321.1 $365.2 $406.6 $454.4 $523.9 $608.9 $661.5 $729.6 Operating Cash Flow $29.0 $28.2 $50.6 $51.5 $64.3 $59.1 $80.3 $108.2 $125.9 $66.8 $136.8 Net Debt1,2 / Adjusted EBITDAS2,3 0.0x 2.1x 0.8x 0.7x 0.5x 0.4x 0.6x 0.6x 0.6x 1.1x 4.7x # of Diluted Shares3,4 38.2 39.0 40.8 41.2 41.5 41.6 41.7 41.8 41.7 41.8 42.2

Fiscal Year 2020 Ending 7/31/2020 FY10 FY11 FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 GAAP Diluted EPS1 $0.52 $0.52 $0.77 $0.95 $1.04 $1.15 $1.44 $1.71 $2.18 $1.32 $0.32 + Intangible amortization $0.08 $0.10 $0.15 $0.16 $0.16 $0.21 $0.22 $0.30 $0.32 $0.39 $0.59 + Acquisition related items $0.00 $0.00 $0.00 $0.01 $0.02 $0.02 $0.06 $0.04 $0.07 $0.21 $0.54 + Restructuring Related/Other $0.00 $0.00 $0.00 ($0.02) $0.01 $0.06 $0.03 $0.03 ($0.06) $0.45 $0.20 Non-GAAP Diluted EPS1 $0.60 $0.62 $0.92 $1.10 $1.24 $1.44 $1.75 $2.08 $2.51 $2.37 $1.65 GAAP to Non-GAAP EPS Reconciliation 28 1. Retroactively applies the 3:2 stock splits effective February 2012 and July 2013. The effect of rounding may create minor data variances.

Income to Adjusted EBITDAS Reconciliation 29 1. *The effect of rounding may create minor data variances. ($ in millions) Fiscal Year 2020 Ending 7/31/2020 FY10 FY11 FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 Net Income $19.9 $20.4 $31.3 $39.2 $43.3 $48.0 $60.0 $71.4 $91.0 $55.0 $13.7 + Income taxes 11.6 10.0 16.5 21.1 25.3 28.2 34.0 34.9 26.5 20.3 (6.7) + Net Interest expense 1.3 0.9 3.8 2.9 2.3 2.4 3.3 4.3 5.3 9.5 41.4 + D&A 11.4 12.4 15.9 17.3 18.9 24.0 25.1 33.5 34.8 42.4 63.4 + Loss on disposal of fixed asset 0.2 - 0.1 0.2 0.5 0.4 0.5 1.0 0.8 1.6 1.4 + Stock-based comp 3.1 3.4 3.8 3.7 5.4 5.9 8.4 8.8 9.6 15.6 12.0 + Acquisition-related items - 1.4 (1.2) (1.4) 1.1 1.6 3.2 2.4 4.1 13.1 29.2 + Loss on sale of business - - - - - 2.2 - - - (1.3) 22.2 + Other atypical items - - 1.7 0.8 0.6 1.3 3.5 5.2 6.2 18.7 0.1 Adjusted EBITDAS $47.5 $48.5 $71.9 $83.7 $97.5 $113.8 $137.9 $161.5 $178.3 $174.8 $176.7

Segment Operating Profit to Adj. Operating Profit Reconciliation 30 1. *The effect of rounding may create minor data variances. ($ in millions) (LTM) Last Twelve Months Ending 10/31/2020 Medical Life Sciences Dental Dialysis HQ Consol Income from operations, as reported $61.7 $27.8 $23.7 $8.4 $(37.4) $84.2 + Intangible amortization 8.3 2.5 25.1 - - 35.9 + Acquisition-related items 0.3 - 18.9 - (5.2) 14.0 + Business optimization and restructuring-related charges 5.9 1.9 11.6 - 2.7 22.1 + Loss on disposition of product line - - 0.1 - - 0.1 + Gain on disposition of business - (0.3) - - - (0.3) Non-GAAP income from operations $76.2 $32.0 $79.4 $8.4 ($39.9) $156.1

Gross Debt to Net Debt Reconciliation 31 1. FY11 Net Debt includes $98M in debt assumed on the first day of fiscal year 2012 upon closing of the Byrne Medical acquisition. 2. FY20 Net Debt includes Hu-Friedy acquisition debt from October 2019 along with $168M of convertible notes issued in May 2020 ($ in millions) Fiscal Years Ending 7/31/2020 FY10 FY11 FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 Gross Debt $21.0 $122.0 $90.0 $95.0 $80.5 $78.5 $116.0 $126.0 $200.0 $233.0 $1,113.4 - Cash (22.6) (18.4) (30.2) (34.1) (31.8) (31.7) (28.4) (36.6) (94.1) (44.5) (277.9) Net Debt ($1.6) $103.6 $59.8 $60.9 $48.7 $46.8 $87.6 $89.4 $105.9 $188.5 $835.5